Exhibit 10.23(b)

Typed by: SG	PLEASE SIGN AND RETURN BOTH COPIES.
Proofed by: [ILLEGIBLE]	A FULLY EXECUTED COPY WILL BE RETURNED TO YOU.

L E A S E  E X T E N S I O N

Date:	July 30, 2014

RE:	20725 S. Western Avenue, #136, Torrance, CA 90501

The undersigned hereby agree to extend that certain lease dated March 12, 2008 between EMMAUS MEDICAL, INC. and 20655 S. WESTERN AVENUE, LLC on a month to month basis commencing August 1, 2014 at a monthly rent of $5,902.00 payable in advance on the first day of each month.

ALL OTHER TERMS AND CONDITIONS OF SAID LEASE WILL REMAIN IN FULL FORCE AND EFFECT AND ARE IN NO WAY AFFECTED BY THIS RENEWAL.

LESSEE:	EMMAUS MEDICAL, INC.

BY:	/s/ Willis C. Lee	DATE:	7/31/2014
Willis C. Lee, COO/Emmaus Medical, Inc.

LESSOR:	20655 S. WESTERN AVENUE, LLC
BY: SURF MANAGEMENT, INC.

BY:	/s/ Steven P. Fechner	DATE:	8/4/14
Steven P. Fechner, President

Please return to: Surf Management, Inc., P.O. Box 3217, Torrance, CA 90510 Phone 310.533.5900

Typed by: SG	PLEASE SIGN AND RETURN BOTH COPIES.
Proofed by: [ILLEGIBLE]	A FULLY EXECUTED COPY WILL BE RETURNED TO YOU.

L E A S E  E X T E N S I O N

Date:	July 30, 2014

RE:	20725 S. Western Avenue, #134, Torrance, CA 90501

The undersigned hereby agree to extend that certain lease dated January 28, 2014 between EMMAUS MEDICAL, INC. and 20655 S. WESTERN AVENUE, LLC on a month-to-month  basis commencing August 1, 2014 at a monthly rent of $2,548.00 payable in advance on the first day of each month.

ALL OTHER TERMS AND CONDITIONS OF SAID LEASE WILL REMAIN IN FULL FORCE AND EFFECT AND ARE IN NO WAY AFFECTED BY THIS RENEWAL.

LESSEE:	EMMAUS MEDICAL, INC.

BY:	/s/ Willis C. Lee	DATE:	7/31/2014
Willis C. Lee, COO/Emmaus Medical, Inc.

LESSOR:	20655 S. WESTERN AVENUE, LLC
BY: SURF MANAGEMENT, INC.

BY:	/s/ Steven P. Fechner	DATE:	8/4/14
Steven P. Fechner, President

Please return to: Surf Management, Inc., P.O. Box 3217, Torrance, CA 90510 Phone 310.533.5900